UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

_____________________________________________________________________

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):
October 1, 2014

_____________________________________________________________________

KNIGHT TRANSPORTATION, INC.
(Exact name of registrant as specified in its charter)

Arizona	001-32396	86-0649974
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

20002 North 19th Avenue, Phoenix, AZ	85027
(Address of principal executive offices)	(Zip Code)

(602) 269-2000
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement.

On October 1, 2014, Knight Transportation, Inc. (the “Company”), entered into a Stock Purchase Agreement (the “Agreement”) with Barr-Nunn Enterprises, Ltd., an Iowa corporation (“Seller”), the sole stockholder of Barr-Nunn Transportation, Inc., an Iowa corporation (“BNT”), Barr-Nunn Logistics, Inc., an Iowa corporation (“BNL”), and Sturgeon Equipment, Inc., an Iowa corporation (“SE,” and collectively with BNT and BNL, “Barr-Nunn”), and Ms. Jane Sturgeon, in her capacity as Seller’s Representative. Barr-Nunn is a dry van truckload carrier headquartered in Granger, Iowa (near Des Moines, Iowa), with operations concentrated in the eastern half of the United States.

Pursuant to the Agreement, the Company purchased all of Barr-Nunn’s issued and outstanding equity interests from Seller as well as certain real estate from the Seller and a related entity in a cash-free, debt-free transaction (the “Transaction”). The Company paid in cash approximately $112.4 million of total consideration for the equity and the real estate. The purchase price is subject to further adjustments, including a post-closing true-up. Up to an additional $3.5 million is payable to Seller as an earn-out payment contingent on financial performance and retention of management for the first four full fiscal quarters after closing.

The Agreement contains customary representations, warranties, covenants, and indemnification provisions.  At closing, $8.0 million of the closing cash consideration was placed in escrow to secure Seller’s indemnification obligations to the Company.

The cash consideration payable to Seller was funded pursuant to a draw on the Company’s existing credit facility with Wells Fargo Bank, National Association.

The foregoing descriptions of the Agreement and the Transaction do not purport to be complete and are qualified in their entirety by reference to the Agreement, a copy of which will be filed with the Company’s Annual Report on Form 10-K for the year ended December 31, 2014.

Item 2.01	Completion of Acquisition or Disposition of Assets.

The disclosure contained in Item 1.01 above is incorporated herein by reference. Such description of the Agreement is qualified in its entirety by reference to the full text of the Agreement, a copy of which will be filed with the Company’s Annual Report on Form 10-K for the year ended December 31, 2014.

Item 7.01	Regulation FD Disclosure.

On October 1, 2014, the Company issued a press release announcing the execution of the Agreement and the consummation of the Transaction. A copy of the press release is attached hereto as Exhibit 99.1 and incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

	(a)	Financial statements of businesses acquired.

Not required.

	(b)	Pro forma financial information.

Not required.

	(d)	Exhibits.

	EXHIBIT NUMBER	EXHIBIT DESCRIPTION

	99.1	Knight Transportation, Inc. press release, dated October 1, 2014

The information contained in Items 7.01 and 9.01 and the exhibit hereto shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing under the Securities Act of 1933, as amended (the “Securities Act”), or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

The information contained in Items 7.01 and 9.01 hereof and Exhibit 99.1 hereto contains “forward-looking statements” within the meaning of Section 27A of the Securities Act and Section 21E of the Exchange Act and such statements are subject to the safe harbor created by those sections and the Private Securities Litigation Reform Act of 1995, as amended. Such statements are made based on the current beliefs and expectations of the Company’s management and are subject to significant risks and uncertainties. Actual results or events may differ from those anticipated by forward-looking statements. Please refer to various disclosures by the Company in its press releases, stockholder reports, and filings with the Securities and Exchange Commission for information concerning risks, uncertainties, and other factors that may affect future results.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

KNIGHT TRANSPORTATION, INC.

Date: October 1, 2014	By:	/s/ Adam W. Miller
Adam W. Miller
Chief Financial Officer

EXHIBIT INDEX

EXHIBIT NUMBER	EXHIBIT DESCRIPTION

99.1	Knight Transportation, Inc. press release, dated October 1, 2014